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                                  EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 23, 1999 relating to the financial statements, which appear in Teltone Corporation's Annual Report on Form 10-KSB for the year ended June 30, 1999.

/s/  Pricewaterhouse Coopers LLP
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Pricewaterhouse Coopers LLP
Seattle, Washington
February 29, 2000






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